EXECUTION VERSION AMENDMENT NO. 1 TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT, SECOND AMENDED AND RESTATED SECURITY AGREEMENT AND SECOND AMENDED AND RESTATED SUBSIDIARY SECURITY AGREEMENT September 30, 2020 This Amendment No. 1 (this “Amendment”), dated as of September 30, 2020 is entered into by and among United States Steel Corporation (the “Borrower”), U.S. Steel Seamless Tubular Operations, LLC (“USSSTO”), United States Steel International, Inc. (“USSI”), U.S. Steel Oilwell Services, LLC (“USSOS”), U. S. Steel Tubular Products, Inc. (“USSTP”), USS-POSCO Industries (“UPI” and, together with USSTO, USSI, USSOS and USSTP, the “Subsidiary Guarantors”; the Subsidiary Guarantors together with the Borrower, the “Credit Parties”), JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”) and Collateral Agent (the “Collateral Agent”) and the Lenders party hereto with respect to (i) the Fifth Amended and Restated Credit Agreement dated as of October 25, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”) among the Borrower, the Lenders party thereto (the “Lenders”), the LC Issuing Banks party thereto, the Administrative Agent, the Collateral Agent, and the other parties from time to time party thereto, (ii) the Second Amended and Restated Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Borrower Security Agreement”), dated as of October 25, 2019 between the Borrower and the Collateral Agent and (iii) the Second Amended and Restated Subsidiary Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof , the “Subsidiary Security Agreement” and, together with the Borrower Security Agreement, the “Security Agreements”), dated as of October 25, 2019, between the Subsidiary Guarantors and the Collateral Agent. WHEREAS, pursuant to Section 9.02(b) of the Credit Agreement, the Borrower has requested that the Required Lenders agree to amend certain provisions of the Credit Agreement and the Security Agreements as set forth herein; and WHEREAS, the Required Lenders, the Administrative Agent and the Collateral Agent have agreed upon the terms and subject to the conditions set forth herein, to amend such provisions of the Credit Agreement and the Security Agreements as set forth herein. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto (which Lenders party hereto constitute the Required Lenders), intending to be legally bound hereby, agree as follows: SECTION 1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined. SECTION 2. Amendments. Effective as of the Amendment No. 1 Effective Date (as defined below): (a) The Credit Agreement is hereby amended as follows: (i) Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in alphabetical order:

“Amendment No. 1” means that certain Amendment No. 1 to Fifth Amended and Restated Credit Agreement, Second Amended and Restated Security Agreement and Second Amended and Restated Subsidiary Security Agreement, dated as of September 30, 2020 by and among the Borrower, the Subsidiary Guarantors, the Administrative Agent, the Collateral Agent and the Lenders party thereto. “Amendment No. 1 Effective Date” has the meaning set forth in Amendment No. 1. “Specified Financing” means a financing evidenced by Specified Financing Documents. “Specified Financing Documents” means (i)(x) that certain Export-Import Transaction Specific Loan and Security Agreement, dated as of September 30, 2020 by and among the Borrower, USSI, the lenders from time to time parties thereto and PNC Bank, National Association, as Agent (the “ExIm Loan Agreement” and (y) the “Other Documents” as defined in the ExIm Loan Agreement and (ii) the documentation for any financing transaction that amends, amends and restates, supplements, modifies, extends, replaces, renews, restates or refinances the financing provided for under the Specified Financing Documents described in clause (i) (such financing described in clause (i), the “Initial Specified Financing”), so long as (x) the Receivables securing such Specified Financings are attributable solely to Specified Financing Eligible Account Debtors and (y) the material terms of such financing transaction (other than amounts, yield, fees or other compensatory economics, maturity, advance rates and other economic terms) are substantially consistent with the material terms of the Initial Specified Financing; provided that a certificate of the Borrower certifying in good faith that the material terms of such financing transaction are substantially consistent with the material terms of the Initial Specified Financing shall satisfy the requirements of this clause (y). “Specified Financing Eligible Account Debtor” means (i) [REDACTED], (ii) [REDACTED] or (iii) [REDACTED]; provided, the Borrower may make a one-time election to replace such Account Debtor set forth in this clause (iii) upon at least three Business Days’ prior written notice to the Administrative Agent with another Account Debtor identified in such notice (the “Specified Financing Replacement Account Debtor”) and subject to the requirements set forth in Section 6.05(b). “Specified Financing Replacement Account Debtor” has the meaning set forth in the definition of Specified Financing Eligible Account Debtor. (ii) The first sentence of the definition of “Permitted Supply Chain Financing” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the text “(i)” between the words “means” and “any” and inserting the text “and (ii) the Specified Financing” immediately prior to the period at the end of such sentence. (iii) Article 6 of the Credit Agreement is hereby amended by inserting the following Section 6.05 at the end thereof: “Section 6.05. Specified Financings. The Borrower will not, and will not permit any Credit Party to, (a) permit any amount constituting proceeds of a collection on a Transferred Receivable (as defined in the Security Agreement) in respect of any Specified Financing to be deposited in any deposit account that constitutes a Collection Account (as defined in the Security Agreement), and allow such deposited amount to remain in such Collection Account for longer than ten (10) business days (or such greater period acceptable to the Collateral Agent in its reasonable discretion) from the date such amount was deposited in such Collection Account and (b) permit the aggregate amount of Receivables attributable to the Specified

Replacement Account Debtor securing any Specified Financings that would otherwise constitute Tranche A Available Receivables or Tranche B Available Receivables to materially exceed, in the aggregate, the sum of the Tranche A Receivables and Tranche B Receivables of the Specified Financing Eligible Account Debtor set forth in clause (iii) of the definition thereof at the time such Specified Financing Eligible Account Debtor’s Receivables first secure any Specified Financing.”. (iv) Clause (d) of Article 7 of the Credit Agreement is hereby amended by inserting the text ” (other than Section 6.05(a))” immediately prior to the period at the end of such sentence. (v) Clause (e) of Article 7 of the Credit Agreement is hereby amended by replacing the word “or” with “,” immediately prior to the text “(ii)” and inserting the text “or (iii) any covenant or agreement contained in Section 6.05(a) and such failure shall continue for 5 business days” immediately prior to the period at the end of such sentence. (b) Each of the Borrower Security Agreement and the Subsidiary Security Agreement are hereby amended as follows: (i) Section 1 of each Security Agreement is hereby amended by inserting the following defined term in alphabetical order: “Amendment No. 1” means that certain Amendment No. 1 to Fifth Amended and Restated Credit Agreement, Second Amended and Restated Security Agreement and Second Amended and Restated Subsidiary Security Agreement, dated as of September 30, 2020 by and among the Borrower, the Subsidiary Guarantors, the Administrative Agent, the Collateral Agent and the Lenders party thereto. (ii) The definition of “Transferred Receivables” set forth in Section 1 of each Security Agreement is hereby amended by inserting the text “, or on which an Eligible Transferee has been granted a Lien or other security interest (whether then existing or thereafter arising), in each case” between the words “Transferee” and “in”. (iii) Section 2(b) of each Security Agreement is hereby amended and restated in their entireties as follows: “(b) The Collateral shall not include (i) Transferred Receivables or (ii) with respect to a Specified Financing and the Transferred Receivables in respect thereof, (w) the Contracts relating to such Transferred Receivables described in the applicable Specified Financing Documents, (x) supporting obligations, existing and future, in respect of such Transferred Receivables and in respect of any Contracts relating thereto (including assignment of the proceeds of any drawings on letters of credit supporting such Contracts), (y) books and records (including customer lists, credit files, computer programs, printouts and other computer materials and records) of the Credit Parties relating to such Transferred Receivables or (z) Proceeds of the Transferred Receivables in respect of such Specified Financing or of the foregoing clauses (w) through (y)” SECTION 3. Effectiveness; Specified Financing. This Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) on which the Administrative Agent (or its counsel) shall have received (a) executed signature pages to this Amendment from the Administrative Agent, the Required Lenders, the Borrower and the Subsidiary Guarantors, (b) for the account of each Lender that has executed and delivered a signature page to this Amendment at or prior to 5:00 p.m. (New York time) on August 7, 2020 (the “Consent Deadline”), a fee equal to 0.025% of the Commitment of such Lender as of the Consent Deadline and (c) evidence of effectiveness of that certain Export-Import Transaction Specific Loan and Security Agreement, dated as of September 30, 2020 by and among the Borrower, USSI, the lenders from time to time parties thereto and PNC Bank, National Association, as Agent (the “Specified Financing Agreement”, and the financing evidenced thereby, the “Specified Financing”); provided, that if the condition set forth in this clause (c) is not satisfied on or prior to December 31, 2020, the Amendment No. 1 Effective Date shall not occur. SECTION 4. Effect of Amendment. Each of the Administrative Agent, the Collateral Agent and each Lender party hereto acknowledges and agrees that, upon the occurrence of the Amendment No. 1 Effective Date, (a) the Transaction Liens on (x) all of those certain Receivables (whether then existing or thereafter arising) owing by any Specified Financing Eligible Account Debtor on which a Lien or security interest shall be granted in favor of PNC Bank, National Association, pursuant to and to secure the Specified Financing (the “Specified Receivables”) (which Specified Receivables shall constitute Transferred Receivables on the Amendment No. 1 Effective Date) shall be automatically released pursuant to Section 12(b) of each of the Borrower Security Agreement and the Subsidiary Security Agreement with no further action by any Person and (y)(I) all Contracts relating to such Specified Receivables, (II) supporting obligations, existing and future, in respect of such Specified Receivables and in respect of any Contracts relating thereto (including assignment of the proceeds of any drawings on letters of credit supporting such Contracts), which Contracts include the Specified Financing Agreement, (III) books and records (including customer lists, credit files, computer programs, printouts and other computer materials and records) of the Credit Parties relating to such Specified Receivables and (IV) Proceeds of the Specified Receivables or of the foregoing clauses (I)-(III), in each case, shall be automatically released with no further action by any Person (all of the assets and property described in the foregoing clauses (x) and (y), the “Specified Financing Collateral”), (b) the Specified Receivables shall cease to constitute Pledged Receivables under each Security Agreement (and accordingly, any deposit account into which proceeds of collections on such Specified Receivables (and not any proceeds of collections on Pledged Receivables) are deposited shall not constitute a Collection Account), and (c) for the avoidance of doubt, all Liens on any of the Specified Financing Collateral securing the Specified Financing shall constitute Liens permitted under Section 6.01 of the Credit Agreement, and none of the provisions of Section 4(e) of the Security Agreements shall apply to any of the Specified Financing Collateral. Except as expressly set forth herein, this Amendment shall not (i) by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent under the Credit Agreement, any Security Agreement or any other Loan Document or (ii) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, any Security Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, any Security Agreement or any other Loan Document in similar or different circumstances. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement. From and after the Amendment No. 1 Effective Date, all references to the Credit Agreement in any other Loan Document, all references to either Security Agreement in any other Loan Document, and all references in the Credit Agreement or either Security Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement or either such Security Agreement, as applicable, shall, unless expressly provided otherwise, refer to the Credit Agreement, the Borrower Security Agreement and/or the Subsidiary Security Agreement as amended by this Amendment. SECTION 5. Representations and Warranties. The Borrower hereby represents and warrants as of the date hereof that the following statements are true and correct:

(a) the representations and warranties of the Borrower contained in Section 3 of the Credit Agreement are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date in which case they shall be true and correct as of such earlier date; and (b) no Default or Event of Default has occurred and is continuing. SECTION 6. Miscellaneous Provisions. The provisions of Sections 9.01, 9.02, 9.03, 9.07, 9.08, 9.10 and 9.11 of the Credit Agreement shall apply to like effect, mutatis mutandis, to this Amendment. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when taken together shall constitute a single instrument. Any signature to this Amendment may be delivered by facsimile, electronic mail (including “.pdf”) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Amendment. Each of the parties hereto represents and warrants to the other parties that, to the extent it executes this Amendment through electronic means, it has the corporate capacity and authority to so execute this Amendment through electronic means and there are no restrictions on doing so in such party’s constitutive documents. [The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written. UNITED STATES STEEL CORPORATION, as the Borrower By: /s/ Arne Jahn Name: Arne Jahn Title: Vice President – Treasurer and Chief Risk Officer U. S. STEEL SEAMLESS TUBULAR OPERATIONS, LLC, as a Credit Party By: /s/ Arne Jahn Name: Arne Jahn Title: Treasurer UNITED STATES STEEL INTERNATIONAL, INC., as a Credit Party By: /s/ Arne Jahn Name: Arne Jahn Title: Treasurer U. S STEEL OILWELL SERVICES, LLC, as a Credit Party By: /s/ Arne Jahn Name: Arne Jahn Title: Treasurer [Signature Page to Amendment No. 1]

U. S. STEEL TUBULAR PRODUCTS, INC., as a Credit Party By: /s/ Arne Jahn Name: Arne Jahn Title: Treasurer USS-POSCO INDUSTRIES, as a Credit Party By: Name: Title: [Signature Page to Amendment No. 1]

U. S. STEEL TUBULAR PRODUCTS, INC., as a Credit Party By: Name: Arne Jahn Title: Treasurer USS-POSCO INDUSTRIES, as a Credit Party /s/ Cory Anderson By: Name: Cory Anderson Title: Secretary & General Counsel [Signature Page to Amendment No. 1]

JPMORGAN CHASE BANK N.A., as Administrative Agent and Lender /s/ James Shender By: Name: James Shender Title: Executive Director [Signature Page to Amendment No. 1]

Bank of America, N.A., as a Lender and LC Issuing Bank By: /s/ Matthew Bourgeois Name: Matthew Bourgeois Title: Senior Vice President [Signature Page to Amendment No. 1]

Wells Fargo Bank, National Association, as a Lender and as an LC Issuing Bank By: /s/ Roberto M. Ruiz Name: Roberto M. Ruiz Title: Director [Signature Page to Amendment No. 1]

Barclays Bank PLC, as a Lender By: /s/ Arvind Admal Name: Arvind Admal Title: Vice President [Signature Page to Amendment No. 1]

BMO Harris Bank, N.A., as a Lender and as an LC Issuing Bank By: /s/ Ran Li Name: Ran Li Title: Authorized Signatory [Signature Page to Amendment No. 1]

PNC BANK, NATIONAL ASSOCIATION, as a lender By: /s/ Joseph McElhinny Name: Joseph McElhinny Title: Vice President If a second signature is required By: Name: Title: [Signature Page to Amendment No. 1]

Truist Bank, as a Lender By: /s/ Joseph A. Massaroni Name: Joseph A. Massaroni Title: Director If a second signature is required By: Name: Title: [Signature Page to Amendment No. 1]

FIFTH THIRD BANK, NATIONAL ASSOCIATION as a Lender By: /s/ Jason Rockwell Name: Jason Rockwell Title: Vice President If a second signature is required: By: Name: Title: Classification: Internal Use [Signature Page to Amendment No. 1]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a lender By: /s/ Judith Smith Name: Judith Smith Title: Authorized Signatory /s/ Jessica Gavarkovs By: Name: Jessica Gavarkovs Title: Authorized Signaturory [Signature Page to Amendment No. 1]

CITIBANK, N.A, as a Lender By: /s/ Brendan Mackay Name: Brendan Mackay Title: Vice President & Director [Signature Page to Amendment No. 1]

Goldman Sachs Bank USA, as a Lender By: /s/ David K. Gaskell Name: David K. Gaskell Title: Authorized Signer [Signature Page to Amendment No. 1]

DocuSign Envelope ID: 1BB5FC1D-E45B-431F-84B4-F5870AB34F95 Morgan Stanley Senior Funding, Inc., as a Lender By: /s/ Tim Kok Name: Tim Kok Title: Vice President If a second signature is required: By: Name: Title: [Signature Page to Amendment No. 1]

DocuSign Envelope ID: 1BB5FC1D-E45B-431F-84B4-F5870AB34F95 Morgan Stanley Bank, N.A., as a Lender By: /s/ Tim Kok Name: Tim Kok Title: Authorized Signatory If a second signature is required: By: Name: Title: [Signature Page to Amendment No. 1]

Citizens Bank, N. A., as Lender and as an LC Issuing Bank By: /s/ James G. Zamborsky Name: James G. Zamborsky Title: Vice President [Signature Page to Amendment No. 1]

ING Capital LLC, as a Lender By: /s/ Jeff Chu Name: Jeff Chu Title: Director By: /s/ Michael Chen Name: Michael Chen Title: Director [Signature Page to Amendment No. 1]

U.S. Bank National Association, as a Lender By: /s/ Aaron Sceva Name: Aaron Sceva Title: Vice President [Signature Page to Amendment No. 1]

THE HUNTINGTON NATIONAL BANK, a national banking association, as a lender By: /s/ Roger F. Reeder Name: Roger F. Reeder Title: Vice President [Signature Page to Amendment No. 1]